Exhibit 10.35

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT, dated as of August 26, 2002 (as may be amended, supplemented or otherwise modified from time to time, the “Agreement”), is made by and among FOOTHILL CAPITAL CORPORATION, a California corporation, in its capacity as (i) arranger and administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”) for certain lenders that are signatory to the Senior Loan Agreement defined below (such lenders, each a “Senior Lender”, and collectively, the “Senior Lenders”; such Senior Lenders, together with Senior Agent, individually and collectively, the “Senior Lender Group”), and (ii) as a Senior Lender; ABLECO FINANCE LLC, a Delaware limited liability company, as a Senior Lender, FLEET BUSINESS CREDIT LLC, a Delaware limited liability company, as successor to Sanwa Business Credit Corporation (“Fleet”), in its capacity as (i) agent (in such capacity, together with its successors and assigns in such capacity, the “Junior Agent”) for certain creditors that are signatory to the Forbearance Agreement described below (such creditors, each a “Junior Creditor”, and collectively, the “Junior Creditors”; such Junior Creditors, together with Junior Agent, individually and collectively, the “Junior Creditor Group”), and (ii) as a Junior Creditor, WELLS FARGO HSBC TRADE BANK, N.A., a national banking association, as a Junior Creditor, SILICON VALLEY BANK, a California state bank, as a Junior Creditor, and PEREGRINE SYSTEMS, INC., a Delaware corporation (the “Parent”), and all those subsidiaries of Parent that are party to the Senior Loan Agreement defined below (each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”) and those subsidiaries of Parent that are party to any of the Guaranties defined below (each a “Guarantor” and together with Borrowers, the “Obligors”).

WITNESSETH:

WHEREAS, the Senior Lender Group and Borrowers have executed and delivered that certain Loan and Security Agreement, dated as June 12, 2002 (as amended, restated, modified, renewed or extended from time to time, the “Senior Loan Agreement”), pursuant to which (a) the Senior Lender Group has agreed to make loans and other extensions of credit to Borrowers, and (b) Borrowers have granted to Senior Agent, for the benefit of the Senior Lender Group, a security interest in and to that portion of the Collateral (as herein defined) owned by Borrowers in order to secure Borrowers’ obligations arising in connection with the Senior Loan Agreement and the other Senior Loan Documents (as herein defined);

WHEREAS, certain of Borrowers’ Affiliates (each a “Guarantor”) have executed and delivered to Senior Agent those certain Guaranties, dated as of June 12, 2002, in favor of Senior Agent, for the benefit of the Senior Lender Group (each a “Senior Guaranty”), with respect to the obligations of Borrowers owing to the Senior Lender Group under the Senior Loan Agreement and the other Senior Loan Documents;

WHEREAS, pursuant to certain security and pledge documents executed and delivered in connection with the Senior Loan Agreement and the Senior Guaranties, Guarantors

have granted to Senior Agent, for the benefit of the Senior Lender Group, security interests in and to substantially all of their assets in order to secure their respective obligations under the Senior Guaranties, and the other Senior Loan Documents;

WHEREAS, pursuant to the terms and conditions of that certain Non-Recourse Receivables Purchase Agreement, dated as of September 27, 2000, between Parent and Silicon Valley Bank (as amended from time to time, the “SVB Receivables Purchase Agreement”), Parent sold certain Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment and obtained certain other extensions of credit from Silicon Valley Bank;

WHEREAS, pursuant to the terms and conditions of that certain Accounts Purchase and Security Agreement, dated as of March 15, 2000, between Parent and Wells Fargo HSBC Trade Bank, N.A., and that certain Payment Purchase Agreement between Peregrine Extricity Inc. and HSBC Trade Bank, N.A. (as each may be amended from tune to time, collectively, the “Wells Receivables Purchase Agreements”), Parent sold certain Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment to Wells Fargo HSBC Trade Bank, N.A., and granted Wells Fargo HSBC Trade Bank, N.A. a security interest in certain collateral to secure their respective obligations under the Wells Receivables Purchase Agreements;

WHEREAS, pursuant to the terms and conditions of that certain Purchase Agreement, dated as of June 27, 1997, between Parent and Fleet Business Credit, LLC, as successor in interest thereunder to Sanwa Business Credit Corporation, and that certain Purchase Agreement dated December 28, 2001, between Parent and Fleet Business Credit, LLC, (as each may be amended from time to time, the “Fleet Receivables Purchase Agreements” and together with the Wells Receivables Purchase Agreements and the SVB Receivables Purchase Agreement, the “Receivables Purchase Agreements”), Parent sold certain Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment, obtained certain other extensions of credit from Fleet Business Credit LLC, and granted Fleet Business Credit LLC a security interest in certain collateral to secure Parent’s obligations under the Fleet Receivables Purchase Agreements;

WHEREAS, Parent is in default of its obligations under the Receivables Purchase Agreements;

WHEREAS, pursuant to that certain Forbearance Agreement dated as of August     , 2002 (the “Forbearance Agreement” and together with the Receivables Purchase Agreements, the Junior Guaranties defined below and all other documents and agreements to be delivered to Junior Creditors or Junior Agent thereunder or in connection therewith, the “Junior Credit Documents”), Junior Creditors have appointed Junior Agent as their agent and have agreed, among other things, to forbear from collection of certain amounts owing under the Receivables Purchase Agreements, and Parent and Obligors have agreed, among other things, to grant to Junior Agent, for the benefit of the Junior Creditors, in addition to any security interest that may be provided for in the Receivables Purchase Agreements, a security interest in the Collateral to secure Parent’s obligations under the Receivables Purchase Agreements and the obligations of the Obligors under the Forbearance Agreement and the other Junior Credit Documents;

WHEREAS, certain Obligors other than Parent have executed and delivered to, or will substantially contemporaneously herewith execute and deliver to, Junior Agent those certain Guaranties, dated as of August    , 2002, in favor of Junior Creditors (the “Junior Guaranties”), with respect to the obligations of Parent owing to Junior Creditors under the Receivables Purchase Agreements and the Forbearance Agreement;

WHEREAS, pursuant to certain security and pledge documents executed and delivered in connection with the Junior Credit Documents, Obligors have granted to Junior Agent a security interest in and to substantially all of their assets in order to secure their obligations under the Junior Guaranties and the other Junior Credit Documents; and

WHEREAS, the parties hereto desire to execute and deliver this Agreement (a) to establish the relative priorities of their respective security interests in and liens on the Collateral, and (b) to provide for the orderly sharing among them, in accordance with such priorities, of the proceeds of such Collateral upon any foreclosure or other realization thereon, collection thereof, or other disposition thereof.

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1.                                    Definitions.

(a) As used in this Agreement, (i) the terms defined in the preamble and recitals shall have the meanings assigned thereto, (ii) initially capitalized terms that are used herein without being defined herein shall have the meanings assigned thereto in the Senior Loan Agreement, and (iii) the following terms shall have the following meanings:

“Accounts” means all of a Person’s now owned or hereafter acquired right, title, and interest with respect to “accounts” (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Bankruptcy Code” means United States Bankruptcy Code, as in effect from time to time.

“Borrower” and “Borrowers” shall have the meaning set forth in the preamble to this Agreement.

“Chattel Paper” shall have the meaning set forth in the Code.

“Code” means the New York Uniform Commercial Code, as in effect from time to time.

“Collateral” means all assets and all other property of Obligors of any kind or nature, whether real or personal, tangible or intangible, now existing or hereafter created or acquired, wherever located, and any proceeds thereof, at any time subject to (a) a Lien in favor of Senior Agent, for the benefit of the Senior Lender Group, under the Senior Loan Documents to secure the Senior Loan Obligations, or (b) a Lien in favor of Junior Agent, for the benefit of Junior Creditors, or in favor of any Junior Creditor under the Junior Credit Documents, to secure the Junior Obligations (for the avoidance of doubt, not including any Lien in favor of Fleet’s European affiliate in respect of any accounts or other rights to payment of any Obligor or any subsidiary of any Obligor purchased by Fleet’s European affiliate and not including any Lien securing any obligations owed by any Obligor in respect of the accounts or other rights to payment of such Obligor to EMC Corporation or PeopleSoft, Inc. purchased by Fleet to the extent such Lien was granted pursuant to the contract to which such account or right to payment relates), including the Junior Creditor First Priority Collateral.

“Controlled Collateral” shall have the meaning set forth in Section 2(e).

“DIP Financing” shall have the meaning set forth in Section 6(e).

“IBM/SOW Accounts” means all Accounts and the proceeds thereof resulting from transactions between Borrower and International Business Machines Corporation pursuant to that certain contract entitled SOW #4901S9001 and dated as of March 29, 2001.

“Insolvency Proceeding” means (a) any case, action, or proceeding before any court or other governmental authority having jurisdiction over the applicable Person or its assets relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case whether undertaken under Federal (including the Bankruptcy Code), State, or local law.

“Junior Agent” shall have the meaning set forth in the preamble to this Agreement.

“Junior Credit Documents” means the Receivables Purchase Agreements, the Forbearance Agreement, the Junior Guaranties and any other agreements, instruments, and certificates executed and delivered in connection therewith.

“Junior Creditor” and “Junior Creditors” shall have the respective meanings set forth in the preamble to this Agreement.

“Junior Creditor New Event of Default” means a “New Event of Default” as defined in the Forbearance Agreement in effect as of the date hereof.

“Junior Creditor First Priority Collateral” means (a) Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment purchased prior to

June 1, 2002, by Silicon Valley Bank pursuant to the terms of the SVB Account Receivables Purchase Agreement and listed on Schedule “A” attached hereto and incorporated herein by this reference, and any and all identifiable proceeds thereof, (b) Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment purchased prior to June 1, 2002, by Wells Fargo HSBC Trade Bank, N.A. pursuant to the terms of the Wells Receivables Purchase Agreements and listed on Schedule “B” attached hereto and incorporated herein by this reference, and any and all identifiable proceeds thereof, (c) Accounts, Payment Intangibles, Chattel Paper, Promissory Notes, and other rights to payment purchased prior to June 1, 2002, by Fleet Business Credit LLC pursuant to the terms of the Fleet Receivables Purchase Agreements and listed on Schedule “C” attached hereto and incorporated herein by this reference, and any and all identifiable proceeds thereof, and (d) any collateral subject to the grant of any lien or security interest set forth in the Receivables Purchase Agreements to the extent that such collateral secures a Purchaser’s right to receive the payments assigned to such Junior Creditor as set forth on Schedule A, B or C hereto, as applicable, or to enforce its rights and remedies with respect thereto and all identifiable proceeds thereof, excluding however, from all of the above categories, Ongoing Maintenance Accounts and all IBM/SOW Accounts (other than the IBM/SOW Account owing from IBM with respect to the Florida Power and Light receivable arising on or about April 9, 2002 in an amount of approximately $725,000) to the extent that such IBM/SOW Accounts secure payments received from and after August 1, 2002, in an aggregate amount in excess of $2,374,857.87. The inclusion of any rights to payment or other property on more than one of Schedules A, B or C shall not be construed in any way to mean that such property is not Junior Creditor First Priority Collateral, instead, Junior Creditors intend to resolve, among themselves, any such overlapping claims by them to the same property.

“Junior Creditor Group” shall have the meaning set forth in the preamble to this Agreement.

“Junior Creditor Liens” means the Liens in and to the Collateral granted pursuant to the Junior Credit Documents to secure the Junior Obligations.

“Junior Guaranties” shall have the meaning set forth in the recitals to this Agreement.

“Junior Obligations” means all of the obligations, liabilities, and indebtedness of Borrowers under or in connection with the Junior Credit Documents, irrespective of whether on account of principal, premium, interest, fees, costs, or expenses and including without limitation, premiums, interest, fees, costs, or expenses which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such premiums, interest, fees, costs, or expenses are allowed or are allowable in whole or in part in any such Insolvency Proceeding. For the avoidance of doubt, “Junior Obligations” shall not include any obligations, liabilities or indebtedness of any Obligor as an account debtor or obligor under any accounts or rights to payment purchased by Fleet from EMC Corporation or PeopleSoft, Inc., nor any obligations, liabilities, or indebtedness of any Obligor to Fleet’s European affiliate.

“Lien” means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale, or trust receipt.

“Ongoing Maintenance Accounts” means Accounts of any Obligor for annual maintenance or other services other than (a) such Accounts that were included as part of bundled payments that relate not only to annual maintenance or other services but also to license fees, where a Junior Creditor purchased such bundled payment, and (b) such Accounts for annual maintenance or other services as are capable of being specifically calculated from the terms of the contracts (as amended through the date hereof) or initial invoices relating to such Accounts where it is clear from the subject transaction documents that a Junior Creditor, in addition to the purchase of Accounts, if any, arising from license fees owing to an Obligor as reflected in such contract (as amended through the date hereof) or initial invoice, purchased such Account relating to annual maintenance or other services by giving value to any such Obligor in an amount consistent with other purchases of Accounts by Junior Creditors. Without limiting the generality of the foregoing, “Ongoing Maintenance Accounts” shall include indeterminate future Accounts for annual maintenance or other services with respect to which value was not advanced by a Junior Creditor, and shall not include Accounts for annual maintenance or other services where it is clear from the transaction documents that a Junior Creditor purchased such Accounts by giving value to any such Obligor in an amount consistent with other purchases of Accounts by Junior Creditors.

“Parent” shall have the meaning set forth in the preamble to this Agreement.

“Payment Intangible” shall have the meaning set forth in the Code.

“Promissory Note” shall have the meaning set forth in the Code.

“Qualified Offer” shall have the meaning set forth in the Forbearance Agreement as in effect on the date hereof.

“Receivables Purchase Agreements” shall have the meaning set forth in the recitals to this Agreement.

“Senior Agent” shall have the meaning set forth in the preamble to this Agreement.

“Senior Guaranties” shall have the meaning set forth in the recitals to this Agreement.

“Senior Lender First Priority Collateral” means all of the Collateral, other than the Junior Creditor First Priority Collateral.

“Senior Lender” and “Senior Lenders” shall have the respective meanings set forth in the preamble to this Agreement.

“Senior Liens” means the Liens in and to the Collateral granted pursuant to the Senior Loan Documents to secure the Senior Loan Obligations.

“Senior Loan Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Senior Loan Documents” means the Loan Documents as defined in the Senior Loan Agreement.

“Senior Loan Obligations” means: (a) the Supplemental Senior Loan Obligations; and (b) all of the obligations, liabilities, and indebtedness (including without limitation, interest, premiums, fees, costs, or expenses, and other amounts owing thereunder not consisting of principal, whether or not those amounts have been converted into principal as a result of making Advances under the Senior Loan Documents in order to pay such amounts, and all premiums, interest, fees, costs, or expenses which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such premiums, interest, fees, costs, or expenses are allowed or are allowable in whole or in part in any such Insolvency Proceeding) of Obligors under any of the Senior Loan Documents in an aggregate amount not to exceed $100,000,000 ($140,000,000 after the date of the commencement by any Obligor of an Insolvency Proceeding) (minus the amount of any reductions in the Senior Maximum Revolver Amount), plus all amounts in excess of the foregoing maximum amount to the extent such excess amounts consist of interest, premiums, fees, costs, or expenses, and other amounts owing thereunder not consisting of principal, whether or not those amounts have been converted into principal as a result of making Advances under the Senior Loan Documents in order to pay such amounts, to the extent such amounts accrue or become due and payable from and after the time at which the obligations, liabilities, and indebtedness of Obligors under any of the Senior Loan Documents equal or exceed the foregoing maximum amount.

“Senior Maximum Revolver Amount” means the Maximum Revolver Amount, as such term is defined in the Senior Loan Agreement.

“Supplemental Senior Loan Obligations” means all of the obligations, liabilities, and indebtedness of Obligors (other than the obligations, liabilities and indebtedness of the Obligors under the Senior Loan Documents) in connection with any supplemental, further or additional loan facilities extended to Obligors by Senior Lenders or any other lender(s) (including, without limitation all obligations, liabilities and indebtedness arising under any DIP Financing (as defined in Section 5(e)) in an aggregate amount (including without limitation, premiums, interest, fees, costs, or expenses accruing or incurred thereunder, including those which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such premiums, interest, fees, costs, or expenses are allowed or are allowable in whole or in part in any such Insolvency Proceeding) not to exceed, at any time, $250,000,000 minus the amount of cash proceeds received by Obligors in connection with any sale or other disposition of assets occurring on or after August 26, 2002, and on or before the effectiveness of the credit agreement and other documents evidencing such supplemental, further or additional loan facilities, minus the amount of liens having a priority senior to the Junior Creditor Liens (by contract, law or otherwise) other than the Senior Liens, and minus the amount of the obligations, liabilities, and indebtedness of Obligors under the Senior Loan Documents outstanding at the time of any calculation (other than amounts thereof which are to be refinanced by such supplemental, further or additional loan facilities); plus all amounts consisting of interest, premiums, fees, costs, or expenses, and other amounts owing thereunder not consisting of principal (including without limitation, premiums, interest, fees, costs, or expenses which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such premiums, interest, fees, costs, or expenses are allowed or are allowable in whole or in part in any such Insolvency Proceeding), whether or not those amounts have been converted into principal as a result of making advances in order to pay such amounts, to the extent such amounts accrue or become due and payable from and after the time at which the obligations, liabilities, and indebtedness of Obligors in connection with any such supplemental, further or additional loan facilities equal or exceed the foregoing maximum amount.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph references are to this Agreement unless otherwise specified. The phrases “prior payment in full,” “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to any Senior Loan Obligations or Junior Obligations shall mean the final indefeasible payment in full in cash of all such Senior Loan Obligations or such Junior Obligations, as the case may be (in each case other than contingent indemnity obligations of Obligors that shall survive payment in full).

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.                                       Acknowledgments: Agreements.

(a) Junior Creditors hereby acknowledge that the Senior Agent has been granted Liens upon all or substantially all of the assets of Obligors pursuant to the Senior Loan Documents and hereby consents thereto. Senior Agent hereby acknowledges that the Junior Agent has been granted Liens upon all or substantially all of the assets of Obligors pursuant to the Junior Credit Documents and hereby consents thereto.

(b) Junior Creditors hereby acknowledge and agree that (i) the Junior Creditor Liens in and to the Senior Lender First Priority Collateral (including without limitation all deposit or securities accounts of Borrowers) shall under all circumstances be junior in priority and subordinated to the Senior Liens in and to such Senior Lender First Priority Collateral and that Junior Creditors shall not have any claim to or in respect of such Senior Lender First Priority Collateral, or any proceeds or realization of such Senior Lender First Priority Collateral, on a parity with or prior to the claim of the Senior Lender Group, (ii) any Lien at any time granted to or otherwise obtained by the Senior Lender Group with respect to the Senior Lender First Priority Collateral shall have priority over, and shall be senior to, any Lien therein at any time granted to or otherwise obtained by any Junior Creditor, and (iii) until the Senior Loan Obligations have been paid in full, the exercise of rights and remedies in respect of the Junior

Creditor Liens by Junior Agent under the Junior Credit Documents and applicable law shall be limited to the extent set forth in, and shall be governed by, this Agreement.

(c) Each member of the Senior Lender Group hereby acknowledges and agrees that (i) the Senior Liens in and to the Junior Creditor First Priority Collateral shall under all circumstances be junior in priority and subordinated to the Junior Creditor Liens in and to such Junior Creditor First Priority Collateral and that no member of the Senior Lender Group shall have any claim to or in respect of such Junior Creditor First Priority Collateral, or any proceeds of or realization in and to such Junior Creditor First Priority Collateral, on a parity with or prior to the claim of Junior Creditors, (ii) any Lien at any time granted to or otherwise obtained by the Junior Agent or the Junior Creditors with respect to the Junior Lender First Priority Collateral shall have priority over, and shall be senior to, any Lien therein at any time granted to or otherwise obtained by any member of the Senior Lender Group, (iii) until the Junior Obligations have been paid in full, the exercise of rights and remedies in respect of the Senior Liens by any member of the Senior Lender Group under the Senior Loan Documents and applicable law shall be limited to the extent set forth in, and shall be governed by, this Agreement, and (iv) Junior Creditors would not have executed the Forbearance Agreement in the absence of the execution and delivery of this Agreement by the parties hereto.

(d) The priority agreements set forth in subsections (b) and (c) above shall be applicable irrespective of the order, time, or method of the creation, attachment, or perfection of any Lien of any member of the Senior Lender Group or any Junior Creditor upon all or any portion of the Collateral, or the order or time of filing or recordation of any document or instrument for perfecting a Lien in favor of any member of the Senior Lender Group or any Junior Creditor in any such Collateral, and notwithstanding any conflicting terms or conditions that may be contained in any of the Senior Loan Documents or the Junior Credit Documents.

(e) Junior Creditors and the Senior Lender Group acknowledge and agree that until the Senior Loan Obligations have been paid in full, Senior Agent shall (i) hold or control all of the Collateral (other than the Junior Creditor First Priority Collateral) as to which the security interest therein is perfected by obtaining possession or dominion and control, as applicable, of such Collateral (the “Controlled Collateral”) pledged to Senior Agent pursuant to the Senior Loan Documents, and (ii) for so long as the Controlled Collateral forms a part of the Collateral for the Junior Obligations, hold or control in its capacity as bailee for Junior Agent all of the Controlled Collateral pledged to Junior Agent pursuant to the Junior Credit Documents. To the extent permitted by law, Senior Agent shall deliver such Controlled Collateral possessed by it to the Junior Agent at such time as the Senior Loan Obligations have been paid in full.

(f) Each member of the Senior Lender Group hereby acknowledges and agrees that, to the extent that the Senior Liens secure obligations, liabilities, or indebtedness under the Senior Loan Documents in excess of the amount of such obligations, liabilities or indebtedness that constitute Senior Loan Obligations under clause (b) of the definition of Senior Loan Obligations, then such excess shall be paid from the Collateral only after payment in full of both the Senior Loan Obligations and the Junior Obligations. Each member of the Senior Lender Group that is or hereafter becomes a lender in respect of any Supplemental Senior Loan Obligations and each other lender in respect of any Supplemental Senior Loan Obligations by its agreement to be bound by the terms hereof acknowledges and agrees that, to the extent that the

Senior Liens secure obligations, liabilities, or indebtedness of the Obligors in connection with any supplemental, further or additional loan facilities (other than the obligations, liabilities and indebtedness of the Obligors under the Senior Loan Documents) in excess of the amount of such obligations, liabilities or indebtedness that constitute Supplemental Senior Loan Obligations, then such excess shall be paid from the Collateral only after payment in full of both the Supplemental Senior Loan Obligations and the Junior Obligations.

3.                                       Rights in Collateral.

(a) So long as this Agreement has not been terminated pursuant to the provisions hereof, and regardless of whether or not the Senior Loan Obligations or the Junior Obligations have been accelerated or any bankruptcy proceeding or similar event or proceeding has been commenced by or against any Borrower:

(i) Except as otherwise provided in subsection (b), until payment in full of the Senior Loan Obligations, no Junior Creditor shall exercise any rights or remedies in respect of the Senior Lender First Priority Collateral or the Junior Creditor Liens with respect thereto, whether under the Junior Credit Documents, applicable law or otherwise, including without limitation (A) rights of recoupment or set-off of any Junior Creditor in respect of any deposit or securities account of any Borrower maintained with any Junior Creditor or any of their respective Affiliates, or (B) any action to institute any judicial or nonjudicial or similar action or proceeding in respect of the Junior Creditor Liens or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code with respect to such Collateral, and Junior Creditors shall have no right whatsoever to direct Senior Agent to exercise or seek to exercise or refrain from exercising any rights or remedies in respect of such Collateral;

(ii) Subject to the terms of the Senior Loan Documents, Senior Agent shall have the exclusive right to exercise rights and remedies in respect of (A) the Senior Lender First Priority Collateral (including without limitation with respect to all deposit or securities accounts of Borrowers), (B) on and after the date on which all Junior Obligations have been paid in full, the Junior Creditor First Priority Collateral, in each case under the Senior Loan Documents, applicable law or otherwise. In exercising such rights and remedies with respect to such Collateral, Senior Agent may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it may determine in the exercise of its discretion. Such exercise and enforcement shall include, without limitation, the rights of Senior Agent to sell or otherwise dispose of such Collateral (such sale to be free and clear of the Junior Creditor Liens and Junior Agent agrees to execute any and all Lien releases requested by Senior Agent in connection therewith, so long as the proceeds from such disposal of Collateral are applied to repay the Senior Loan Obligations), to incur reasonable expenses in connection with such exercise and enforcement, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction;

(iii) Except as otherwise provided in subsection (c), until payment in full of the Junior Obligations, no member of the Senior Lender Group shall exercise any rights or remedies in respect of the Junior Creditor First Priority Collateral or the Senior Liens with respect thereto, whether under the Senior Loan Documents, applicable law or otherwise, including without limitation, any action to institute any judicial or nonjudicial or similar action or proceeding in respect of the Senior Liens or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code with respect to such Collateral, and no member of the Senior Lender Group shall have any right whatsoever to direct Junior Agent to exercise or seek to exercise or refrain from exercising any rights or remedies in respect of such Collateral;

(iv) Subject to the terms of the Junior Credit Documents, Junior Creditors shall have the exclusive right to exercise rights and remedies in respect of the Junior Creditor First Priority Collateral, and, on and after the date on which all Senior Loan Obligations have been paid in full, Junior Agent shall have the exclusive right to exercise rights and remedies in respect of the Senior Lender First Priority Collateral, in each case under the Junior Credit Documents, applicable law or otherwise. In exercising such rights and remedies with respect to such Collateral, Junior Agent and/or Junior Creditors, as applicable, may enforce the provisions of the Junior Credit Documents and exercise remedies thereunder and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it may determine in the exercise of its discretion. Such exercise and enforcement shall include, without limitation, the rights of Junior Agent and/or Junior Creditors, as applicable, to sell or otherwise dispose of such Collateral (such sale to be free and clear of the Senior Liens and Senior Agent agrees to execute any and all Lien releases requested by Junior Agent and/or Junior Creditors, as applicable, in connection therewith, so long as the proceeds from such disposal of Collateral are applied in accordance with any applicable terms of this Agreement), to incur expenses in connection with such exercise and enforcement, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction;

(v) Notwithstanding anything to the contrary contained in the Junior Credit Documents, prior to the date on which the Senior Loan Obligations have been paid in full, subject to Senior Agent’s compliance with Section 11 with respect to any sale of the assets or Stock of Remedy (as defined in Section 11), if and to the extent that Senior Agent shall have permitted or approved the sale, transfer, or other disposition of any Senior Lender First Priority Collateral, then Junior Creditors shall in each case be bound by such permission or approval and shall execute any and all Lien releases (and, in the case of the sale of a Subsidiary of Parent, a release of such Subsidiary from all of its obligations under the Junior Guaranties and other Junior Credit Documents) reasonably requested by Senior Agent in connection therewith, with the Junior Creditors’ liens to attach thereto to the extent that said proceeds are not used to repay the Senior Loan Obligations;

(vi) Notwithstanding anything to the contrary contained in the Senior Loan Documents, prior to the date on which the Junior Obligations have been paid in full, if and to the extent that the affected Junior Creditors shall have permitted or approved the sale, transfer, or other disposition of any Junior Creditor First Priority Collateral before the date on which the Junior Obligations have been paid in full, then the Senior Lender Group shall in each case be bound by such permission or approval and shall execute any and all Lien releases reasonably requested by the affected Junior Creditors in connection therewith;

(vii) Junior Creditors shall not (A) contest, protest, object to, interfere with, seek to enjoin or invoke or utilize any provision of any document, law or equitable principle, or otherwise take any other action whatsoever which might prevent, delay or impede, any exercise of rights or remedies by Senior Agent under any Senior Loan Document or applicable law in respect of the Senior Lender First Priority Collateral or the Senior Liens, including without limitation, any action of foreclosure, provided that such exercise of rights and remedies by Senior Agent is undertaken in accordance with and subject to the express provisions of this Agreement, or (B) directly or indirectly contest the validity or enforceability of the Senior Loan Obligations or the validity, perfection, priority or enforceability of the Senior Liens (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Senior Loan Obligations or the Senior Liens are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise);

(viii) No member of the Senior Lender Group shall (A) contest, protest, object to, interfere with, seek to enjoin or invoke or utilize any provision of any document, law or equitable principle, or otherwise take any other action whatsoever which might prevent, delay or impede, any exercise of rights or remedies by Junior Agent and/or Junior Creditors, as applicable, under any Junior Credit Document or applicable law in respect of the Junior Creditor First Priority Collateral or the Junior Creditor Liens, including without limitation, any action of foreclosure, provided that such exercise of rights and remedies by Junior Agent and/or Junior Creditors, as applicable, is undertaken in accordance with and subject to the express provisions of this Agreement, or (B) contest the validity or enforceability of the Junior Obligations or the validity, perfection, priority or enforceability of the Junior Creditor Liens (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Junior Obligations or the Junior Creditor Liens are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise);

(ix) Unless and until the Senior Loan Obligations have been paid in full, any money, property, securities, or other direct or indirect distributions of any nature whatsoever received by any Junior Creditor resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Collateral (other than (w) the Junior Creditor First Priority Collateral, (x) payments by any Obligor to Fleet in respect of the accounts or rights to payment owing by an Obligor that were purchased by Fleet from EMC Corporation or PeopleSoft, Inc., (y) payments by any Obligor or any subsidiary of any Obligor to Fleet’s European affiliate in respect of accounts or other rights to payment of such Obligor or such subsidiary that were purchased by Fleet’s European affiliate, and (z) payments permitted to be made pursuant to Section 2(f) and Section 4 hereof), in each case regardless of whether such money, property, securities, or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency Proceeding or otherwise, shall be delivered to Senior Agent in the form received, duly indorsed, if required, and applied by Senior Agent as provided in the Senior Loan Documents. Until so delivered, such payment or distribution to the extent received by any such Junior Creditor shall be held in trust by such party as the property of Senior Agent, segregated from other funds and property held by such party; and

(x) Unless and until the Junior Obligations have been paid in full, any money, property, securities, or other direct or indirect distributions of any nature whatsoever received by any member of the Senior Lender Group (A) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Junior Creditor First Priority Collateral, or (B) resulting from the sale, disposition, or other realization upon or other exercise of remedies in respect of all or any part of the Senior Lender First Priority Collateral which remains after the payment in full of the Senior Loan Obligations, in each case regardless of whether such money, property, securities, or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency Proceeding or otherwise, shall be delivered to Junior Agent in the form received, duly indorsed, if required, and applied by Junior Agent as provided in the Junior Credit Documents. Until so delivered, such payment or distribution to the extent received by a member of the Senior Lender Group shall be held in trust by such party as the property of Junior Agent, segregated from other funds and property held by such party.

(b) The limitations set forth in clause (a)(i) above notwithstanding, Junior Agent shall be entitled and subject to the provisions contained herein with respect to the turn-over of any proceeds or any other amounts realized, to exercise the rights and remedies available to Junior Agent under the Junior Credit Documents in respect of the Senior Lender First Priority Collateral after the 180th day following the delivery by Junior Agent of notice to Senior Agent of the occurrence and continuance of a Junior Creditor New Event of Default and an intention to so exercise such rights and remedies in respect of such Senior Lender First Priority Collateral so long as prior to the expiration of such 180 day period (x) the subject Junior Creditor New Event of Default has not been cured or waived, and (y) Senior Agent has not theretofore initiated the exercise of its rights and remedies provided under the Senior Loan Documents in respect of such Senior Lender First Priority Collateral; provided, that if Senior Agent exercises rights and remedies in respect of the Senior Lender First Priority Collateral after Junior Agent has commenced the exercise of its rights and remedies in accordance with the foregoing, Junior Agent shall, upon the direction of Senior Agent, promptly cease any such exercise and shall take such steps as shall be reasonably requested by Senior Agent to substitute Senior Agent as a party to any pending action.

(c) The limitations set forth in clause (a)(iii) above notwithstanding, the Senior Lender Group shall be entitled (with respect to that portion of the Junior Creditor First Priority Collateral as to which a Junior Creditor claims ownership under any of the Receivables Purchase Agreements, if a court makes a final non-appealable determination that the transactions which form the subject of the Receivables Purchase Agreements with respect to such portion of the Junior Creditor First Priority Collateral do not constitute a “true sale”, and subject to any applicable provisions of Section 5 hereof) and subject to the provisions contained herein with respect to the turn-over of any proceeds or any other amounts realized, to exercise any rights and remedies available to the Senior Lender Group under the Senior Loan Documents in respect of all or any portion of the Junior Creditor First Priority Collateral after the 180th day following the delivery by Senior Agent of notice to Junior Agent of the occurrence and continuance of an Event of Default and an intention to so exercise such rights and remedies in respect of such Junior Creditor First Priority Collateral so long as prior to the expiration of such 180 day period (y) the subject Event of Default has not been cured or waived, and (z) with respect to any portion of the Junior Creditor First Priority Collateral, Junior Agent (or with respect to that portion of the Junior Creditor First Priority Collateral as to which a Junior Creditor claims ownership, a Junior Creditor) has not theretofore initiated the exercise of its rights and remedies provided under the Junior Credit Documents in respect of any such portion of the Junior Creditor First Priority Collateral; provided, that if Junior Agent (or with respect to that portion of the Junior Creditor First Priority Collateral as to which a Junior Creditor claims ownership, a Junior Creditor) exercises rights and remedies after the Senior Lender Group has commenced the exercise of its rights and remedies in accordance with the foregoing, the Senior lender Group shall, upon the direction of Junior Agent (or such Junior Creditor), promptly cease any such exercise in respect of the subject portion of the Junior Creditor First Priority Collateral and shall take such steps as shall be reasonably requested by Junior Agent (or such Junior Creditor) to substitute Junior Agent (or such Junior Creditor) as a party to any such pending action.

(d) Junior Creditors hereby waive any right to require Senior Agent to marshal any security or collateral or otherwise to compel Senior Agent to seek recourse against or satisfaction of the indebtedness owing to Senior Agent from one source before seeking recourse or satisfaction from another source. To the extent that it is entitled to receive and apply the same pursuant to the provisions of this Agreement, Senior Agent shall be authorized to apply any and all payments, collections, and proceeds of (i) Senior Lender First Priority Collateral, and (ii) on or after the date on which all Junior Obligations have been paid in full, Junior Creditor First Priority Collateral, received by it to such portion of the Senior Loan Obligations as Senior Agent lawfully may elect consistent with the provisions of the Senior Loan Documents.

(e) Each member of the Senior Lender Group hereby waives any right to require Junior Agent and/or Junior Creditors, as applicable, to marshal any security or collateral or otherwise to compel Junior Agent and/or Junior Creditors, as applicable, to seek recourse against or satisfaction of the indebtedness owing to Junior Creditors from one source before seeking recourse or satisfaction from another source. To the extent that it is entitled to receive and apply the same pursuant to the provisions of this Agreement, Junior Agent and/or Junior Creditors, as applicable, shall be authorized to apply any and all payments, collections, and proceeds of (i) Junior Creditor First Priority Collateral, and (ii) on or after the date on which all Senior Loan Obligations have been paid in full, Senior Lender First Priority Collateral, received by it to such portion of the Junior Obligations as Junior Agent and/or Junior Creditors, as applicable, lawfully may elect consistent with the provisions of the Junior Credit Documents.

(f) The Senior Lender First Priority Collateral shall be deemed to include insurance proceeds and, therefore, the priorities set forth herein shall govern the ultimate disposition of casualty insurance proceeds related to some or all of the Senior Lender First Priority Collateral. Senior Agent shall have the sole and exclusive right, as against Junior Agent, to adjust settlement of insurance claims in the event of any covered loss, theft, or destruction of the Senior Lender First Priority Collateral. All proceeds of such insurance shall inure to the benefit of Senior Agent, and Junior Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Senior Agent. Senior Agent shall have the right (as between the parties hereto) to determine whether such proceeds will be applied to the Senior Loan Obligations or used to rebuild, replace, or repair such affected Senior Lender First Priority Collateral. If such proceeds are applied to the Senior Loan Obligations, any proceeds remaining after payment of the Senior Loan Obligations and all expenses of collection, including reasonable costs, fees, and expenses, shall be remitted promptly to (i) the Junior Agent, and (ii) after payment of the Junior Obligations and all expenses of collection, including reasonable costs, fees, and expenses, to Borrowers.

4.                                    Rights to Payment of Junior Creditors; Reduction of Commitments of Senior Lenders.

Except as otherwise provided in Section 3(a)(ix) hereof, no Obligor shall be entitled to make, and no Junior Creditor shall be entitled to demand, receive, accept, or retain any payments of any kind or nature in respect of the Junior Obligations (other than from the proceeds of the Junior Creditor First Priority Collateral), provided however, that: (a) Junior Creditors may demand, receive, accept and retain the payments set forth in Section V.E.1.(a), and the reimbursement for legal fees contemplated by Section V.A., in the Forbearance Agreement in effect on the date hereof; (b) Junior Creditors shall be entitled to demand, receive, accept and retain regularly scheduled installments of principal on the Past Due Purchase Obligations (as defined in the Forbearance Agreement) to the extent provided for in Section V.E.l.(b) of the Forbearance Agreement in effect on the date hereof; (c) Junior Creditors shall be entitled to demand, receive, accept and retain monthly payments of interest accruing on the amount of the Past Due Purchase Obligations at the rate of interest specified in the Forbearance Agreement in effect as of the date hereof; (d) Junior Creditors shall be entitled to demand, receive, accept and retain the mandatory prepayments on the Past Due Purchase Obligations to the extent provided for in Section V.E.l.(c) the Forbearance Agreement in effect on the date hereof, and (e) Junior Creditors shall be entitled to retain any payments made prior to the date hereof (subject to the limitations in the Forbearance Agreement, as in effect on the date hereof, on payments in respect of the IBM/SOW Account received from and after August 1, 2002).

5.            Obligations Unconditional; Waivers, Covenants and Agreements of Junior Creditors and of Senior Lender Group.

(a) All rights, interests agreements and obligations of the Senior Lender Group hereunder and all rights, interests, agreements and obligations of Junior Creditors hereunder shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the Senior Loan Obligations, the Senior Liens, any Senior Loan Document, or any other document or agreement in respect of the Senior Loan Obligations or the Senior Liens, including without limitation, any exchange, release, or non-perfection of the Senior Liens;

(ii) any change in the time, manner, or place of payment, or in any other term, of all or any of the Senior Loan Obligations (including without limitation, any rescission, in whole or in part, by the Senior Lender Group of any demand for payment of any Senior Loan Obligations), or any participation, sale, assignment, or other transfer of any of the Senior Loan Obligations, or any amendment, waiver, deferral, extension, renewal, refinancing, replacement, refunding, acceleration, compromise, release, alteration, supplementation, termination, or other modification, in whole or in part, including (subject to the provisions of Section 2(f) hereof) any increase in the amount thereof, whether by course of conduct or otherwise, of the Senior Loan

Obligations or of the terms of the Senior Loan Agreement, any other Senior Loan Document or any other document or agreement relating to the Senior Loan Obligations or the Senior Liens; or

(iii) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower in respect of the Senior Loan Obligations or the Senior Liens, including without limitation, the avoidance or disallowance in any bankruptcy, insolvency or other like proceeding or otherwise, of the Senior Loan Obligations or the Senior Liens.

(b) All rights, interests, agreements and obligations of Junior Creditors hereunder and all rights, interests, agreements and obligations of the Senior Lender Group hereunder shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the Junior Obligations, the Junior Creditor Liens, any Junior Credit Document, or any other document or agreement in respect of the Junior Obligations or the Junior Creditor Liens, including without limitation, any exchange, release, or non-perfection of the Junior Creditor Liens;

(ii) other than any change or amendment described in Section 10 of this Agreement, any change in the manner, or place of payment, or in any other term, of all or any of the Junior Obligations (including without limitation, any rescission, in whole or in part, by any Junior Creditor of any demand for payment of any Junior Obligations), or any participation, sale, assignment, or other transfer of any of the Junior Obligations, or any amendment, waiver, deferral, extension, renewal, refinancing, replacement, refunding, acceleration, compromise, release, alteration, supplementation, termination, or other modification, in whole or in part (subject to the limitations in the definition of Junior Obligations), whether by course of conduct or otherwise, of the Junior Obligations or of the terms of the Junior Credit Document or any other document or agreement relating to the Junior Obligations or the Junior Creditor Liens; or

(iii) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower in respect of the Junior Obligations or the Junior Creditor Liens, including without limitation, the avoidance or disallowance in any bankruptcy, insolvency or other like proceeding or otherwise, of the Junior Obligations or the Junior Creditor Liens.

(c) Junior Creditors hereby waive (i) any defense that they may have to the enforceability of this Agreement based on the reliance (or alleged lack thereof) by the Senior Lender Group upon the subordination and other intercreditor arrangements set forth in this Agreement, and (ii) any notice of the creation, renewal, extension, or accrual of any of the Senior Loan Obligations and notice of, or proof of reliance by, the Senior Lender Group upon this Agreement. The Senior Loan Obligations shall be deemed conclusively to have been created, contracted, or incurred in reliance on this Agreement, and all dealings between Parent, its Subsidiaries, Junior Creditors, and the Senior Lender Group shall be deemed to have been consummated in reliance upon this Agreement.

(d) Each member of the Senior Lender Group hereby waives (i) any defense that it may have to the enforceability of this Agreement based on the reliance (or alleged lack thereof)

by Junior Creditors upon the subordination and other intercreditor arrangements set forth in this Agreement, and (ii) notice of, or proof of reliance by, Junior Creditors upon this Agreement. All dealings between Junior Creditors and the Senior Lender Group shall be deemed to have been consummated in reliance upon this Agreement.

(e) Junior Creditors hereby waive any claim against any member of the Senior Lender Group with respect to, or arising out of, any action or inaction or any error of judgment, negligence, or mistake, or oversight whatsoever on the part of any member of the Senior Lender Group or any of their respective directors, officers, employees, or agents (other claims arising as a result of willful conduct or gross negligence on the part of any such Person) (i) with respect to any exercise of (or any delay in exercising, failure to exercise or decision to refrain from exercising) any rights or remedies in respect of the Senior Loan Obligations and the Senior Liens under the Senior Loan Documents or applicable law, or (ii) in connection with any transaction relating to the Collateral. No member of the Senior Lender Group nor any of their respective directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Parent, its Subsidiaries or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement.

(f) Each member of the Senior Lender Group hereby waives any claim against Junior Agent and Junior Creditors with respect to, or arising out of, any action or inaction or any error of judgment, negligence, or mistake, or oversight whatsoever on the part of Junior Agent or Junior Creditors or any of their respective directors, officers, employees, or agents (i) with respect to any exercise of (or any delay in exercising, failure to exercise or decision to refrain from exercising) any rights or remedies in respect of the Junior Obligations and the Junior Creditor Liens under the Junior Credit Documents or applicable law, or (ii) in connection with any transaction relating to the Collateral. Neither Junior Agent nor Junior Creditors nor any of their respective directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Parent, its Subsidiaries or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement.

(g) Senior Agent represents and warrants to the Junior Creditors that it has the authority to enter into and perform this Agreement on behalf of the Senior Lenders. No member of the Senior Lender Group has made, and does not hereby or otherwise make to Junior Creditors, any representations or warranties, express or implied (other than Senior Agent’s authority to enter into this Agreement), nor does the Senior Lender Group assume any liability to Junior Creditors with respect to the financial or other condition of Parent, its Subsidiaries, the title of any Borrower to, the value of, or any other matter in respect of any Collateral or the enforceability, validity, priority, value or collectability of the Senior Loan Obligations, any Senior Loan Document, the Senior Liens, the Junior Obligations, the Junior Credit Documents, or the Junior Creditor Liens.

(h) Junior Agent represents and warrants to the Senior Lender Group that it has the authority to enter into and perform this Agreement on behalf of the Junior Creditors. Neither Junior Agent nor Junior Creditors have made, nor does Junior Agent or any Junior Creditor hereby or otherwise make to any member of the Senior Lender Group any representations or warranties, express or implied (other than the authority of Junior Agent to enter into this Agreement), nor does Junior Agent or any Junior Creditor assume any liability to the Senior Lender Group with respect to the financial or other condition of Parent, its Subsidiaries, the title of any Borrower to, the value of, or any other matter in respect of any Collateral or the enforceability, validity, priority, value or collectability of the Senior Loan Obligations, any Senior Loan Document, the Senior Liens, the Junior Obligations, the Junior Credit Documents, or the Junior Creditor Liens.

(i) If Senior Agent honors a request by Borrowers for an Advance or other extension of credit pursuant to any of the Senior Loan Documents, whether Senior Agent has knowledge that the honoring of any such request would constitute a Junior Creditor New Event of Default under the terms of any Junior Credit Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute a Junior Creditor New Event of Default under any Junior Credit Document, or if Senior Agent otherwise should exercise any of its contractual rights or remedies under the Senior Loan Documents (subject to the express terms and conditions hereof), no member of the Senior Lender Group shall have any liability whatsoever to any Junior Creditor as a result of such Junior Creditor New Event of Default or as the result of such other exercise (so long as such other exercise does not breach the express terms and provisions hereof) and, without limiting the generality of the foregoing, each Junior Creditor agrees that no member of the Senior Lender Group shall have any liability for tortious interference with contractual relations or for any inducement by any member of the Senior Lender Group for any Borrower to breach the Junior Credit Documents. Nothing in this Section 5(i) shall limit or waive any right any member of the Senior Lender Group may have to enforce any of the provisions of the Senior Loan Documents against any Borrower so long as such enforcement does not breach any express provision of any other section of this Agreement.

(j) If Junior Agent or any Junior Creditor should exercise any of its contractual rights or remedies under the Junior Credit Documents (subject to the express terms and conditions hereof), neither Junior Agent nor any Junior Creditor shall have any liability whatsoever to any member of the Senior Lender Group as a result of such event of default entitling Junior Agent or such Junior Creditor to so exercise its rights and remedies or as the result of such other exercise (so long as such other exercise does not breach the express terms and provisions hereof) and, without limiting the generality of the foregoing, each member of the Senior Lender Group agrees that neither Junior Agent nor any Junior Creditor shall have any liability for tortious interference with contractual relations or for any inducement by Junior Agent or any Junior Creditor for any Obligor to breach the Senior Loan Documents. Nothing in this Section 5(j) shall limit or waive any right Junior Agent or any Junior Creditor may have to enforce any of the provisions of the Junior Credit Documents against any Obligor so long as such enforcement does not breach any express provision of any other section of this Agreement.

6.                                       Provisions Applicable After Bankruptcy.

The intercreditor arrangements set forth in this Agreement, including without limitation, the subordination of the Junior Creditor Liens to the Senior Liens (to the extent set forth herein), and the subordination of the Senior Liens to the Junior Creditor Liens (to the extent set forth herein), shall continue in full force and effect notwithstanding the occurrence of any case under the Bankruptcy Code, and in furtherance thereof:

(a) the Senior Liens shall be reinstated to the extent any member of the Senior Lender Group is required to turn over or otherwise pay to the bankruptcy estate of any Borrower any amount of the Senior Loan Obligations (and as a result thereof any portion of the Senior Liens that is released), and the Senior Liens so reinstated shall have the same benefits hereunder as if the Senior Loan Obligations had never been paid;

(b) the Junior Creditor Liens shall be reinstated to the extent Junior Agent or any Junior Creditor is required to turn over or otherwise pay to the bankruptcy estate of any Borrower any amount of the Junior Obligations (and as a result thereof any portion of the Junior Creditor Liens that is released), and the Junior Creditor Liens so reinstated shall have the same benefits hereunder as if the Junior Obligations had never been paid;

(c) to the extent that Junior Agent has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Junior Creditor Liens, (i) Junior Agent will only assert such rights with respect to the Senior Lender First Priority Collateral in a manner consistent with the provisions hereof, including without limitation, in a manner consistent with the subordination, pursuant to this Agreement, of the Junior Creditor Liens to the Senior Liens (to the extent set forth herein), and (ii) the benefit of the existence, acquisition, or assertion of any such rights with respect to the Senior Lender First Priority Collateral shall be subject to the subordination and other terms of this Agreement;

(d) to the extent that Senior Agent has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Senior Liens, (i) Senior Agent will only assert such rights with respect to the Junior Lender First Priority Collateral in a manner consistent with the provisions hereof, including without limitation, in a manner consistent with the subordination, pursuant to this Agreement, of the Senior Liens to the Junior Creditor Liens (to the extent set forth herein), and (ii) the benefit of the existence, acquisition, or assertion of any such rights with respect to the Junior Lender First Priority Collateral shall be subject to the subordination and other terms of this Agreement; and

(e) in connection with any financing made by the Senior Agent or Senior Lender Group or use of cash collateral (other than cash collateral generated by Junior Creditor First Priority Collateral) or other Collateral of Parent or its Subsidiaries specifically permitted by the Senior Agent subsequent to the commencement of a case under the Bankruptcy Code (collectively, “DIP Financing”), Junior Creditors shall be deemed to have consented to any DIP Financing and shall have no further right to adequate protection in respect of the Junior Obligations in connection therewith, provided that (i) any such DIP Financing consisting of financing shall fall within the definition of Senior Loan Obligations and shall be subject to the terms and conditions hereof (including, without limitation, Section 2(f) hereof), (ii) Junior Agent is granted replacement Liens in respect of the Junior Obligations on any Senior Lender First Priority Collateral that are subordinate and junior in all respects (on the same terms as are provided herein) to the Liens of the Senior Lender Group on such Collateral granted in connection with such DIP Financing, (iii) Junior Agent or the applicable Junior Creditor is granted replacement Liens in respect of the Junior Obligations on Junior Creditor First Priority Collateral that have priority over (on the same terms as are provided herein) the Liens of the Senior Lender Group on such Collateral granted in connection with such DIP Financing, and (iv) Junior Agent and each Junior Creditor is granted status as a holder of an administrative claim of the same type as provided to the Senior Lender Group, but subordinate and junior to any administrative claim granted to the Senior Lender Group to the extent, and only to the extent, that the adequate protection set forth above is insufficient to adequately protect Junior Creditors against diminution in the value of their interests in the Collateral as a result of such DIP Financing. For the avoidance of doubt, each Junior Creditor shall have, and hereby expressly reserves, any right it may have to adequate protection in respect of any obligations, liabilities or indebtedness owing to it by any Obligor that are not Junior Obligations.

7.            Further Assurances. Parent, its Subsidiaries and Junior Creditors, at Borrowers’ expense and at any time from time to time, upon the reasonable request of Senior Agent, will promptly and duly execute and deliver such further instruments and documents (including amendments to financing statements filed against any Borrower stating that the rights of Junior Creditors are subject to the terms hereof and together with such assignments or endorsements as Senior Agent may reasonably deem necessary) and take such further actions as Senior Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Parent, its Subsidiaries, Senior Lenders and Senior Agent, at Borrowers’ expense and at any time from time to time, upon the reasonable request of Junior Agent or any Junior Creditor, will promptly and duly execute and deliver such further instruments and documents (including amendments to financing statements filed against any Borrower stating that the rights of Senior Agent with respect to the Junior Creditor First Priority Collateral are subject to the terms hereof and together with such assignments or endorsements as Junior Agent or any Junior Creditor may reasonably deem necessary) and take such further actions as Junior Agent or any Junior Creditor may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

8.            Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender Group and Junior Creditors in respect of the Collateral and no other Person or entity shall have any right, benefit or other interest under this Agreement. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, the security interests, Liens, and other rights that the Senior Lender Group and Junior Creditors have under the Senior Loan Documents and the Junior Credit Documents, respectively, insofar as the rights of Parent, its Subsidiaries, or any other Person or entity are involved. To the extent that any Junior Creditor or any affiliate of any Junior Creditor has rights with respect to any right to payment due from any Obligor that such Junior Creditor or such affiliate acquired from a third party (such as, without limitation, from PeopleSoft, Inc. or from EMC Corporation), which rights to payment are not related to the Junior Obligations, the rights of such Junior Creditor or such affiliate with respect to such rights to payment owed by Obligors are not covered by or limited by this Agreement; provided, however, that such rights to payment shall not be permitted to be secured by Liens on any portion of the Collateral other than the property and rights that are the subject of the contract to which any such rights to payment relate.

9.            Termination of Agreement. Upon payment in full of the Senior Loan Obligations, this Agreement (other than those provisions that expressly survive the termination hereof or, that by their express terms, are to be performed after payment in full of the Senior Loan Obligations) shall terminate, and the exercise of rights and remedies by the Junior Agent in respect of the Collateral shall thereafter be governed by the Junior Credit Documents. If Senior Agent receives as part of any enforcement or collection proceedings any amounts or property in excess of that required to pay the Senior Loan Obligations in full, then Senior Agent shall pay to Junior Agent as promptly as is commercially reasonable all such amounts, in the same form as received, with any necessary non-recourse endorsement.

10.           No Amendments to Junior Credit Documents. No Junior Creditor nor any Borrower shall agree to amend the Forbearance Agreement, the Junior Guaranties, any other agreement executed in connection therewith, or any provision of any other Junior Credit Document which is addressed in the Forbearance Agreement, without the prior written consent of Senior Agent, the effect of which is to (a) increase the maximum principal amount of the Junior Obligations, or the rate of interest on or any fee with respect to any of the Junior Obligations (it being understood that the imposition of a default rate of interest contained in the Junior Credit Documents as of the date hereof shall not be restricted by this Section 10), (b) accelerate the dates on which payments (including any scheduled mandatory prepayments) of principal or interest on the Junior Obligations are due, or require any additional payments or prepayments of principal or interest on the Junior Obligations which are not required under the Junior Credit Documents as in effect as of the date of this Agreement, (c) change or add any event of default or any covenant under the Junior Credit Documents that has the effect of changing the obligations of the Obligors, (d) change any redemption, scheduled payment or prepayment provisions under the Junior Credit Documents that has the effect of changing the obligations of the Obligors, (e) alter the subordination provisions with respect to the Liens in the Senior Lender First Priority Collateral securing the Junior Obligations, (f) accelerate the maturity date of any of the Junior Obligations or otherwise to alter the repayment terms of the Junior Obligations, (g) change or amend any financial or other covenant to make it more restrictive on Parent or any Subsidiary than the covenants contained in the Receivables Purchase Agreements as in effect as of the date of this Agreement, or (h) change or amend any other term of the Junior Credit Documents if such change or amendment would further restrict the ability of any Borrower to incur, or make payment upon, the Senior Loan Obligations, or would require or permit the Borrowers to make larger or more frequent payments to Junior Creditors.

11.           Right of Junior Agent to Purchase the Interests of Senior Lenders Upon a Proposed Disposition of Remedy.

(a) Provided that, at such time, an Insolvency Proceeding shall have not been instituted and be continuing with respect to Borrower or Peregrine Remedy, Inc. (“Remedy”), Senior Lenders (for themselves and all other Lenders that are successors to or assignees of the either of them) hereby agree that, if Senior Lenders receive a request from Borrower or Remedy for Senior Lenders to consent to any sale or other disposition of all, or any portion, of the issued and outstanding stock of Remedy or all, or any portion, of less the assets of Remedy pursuant to a Qualified Offer then, unless Senior Lenders intend to refuse such request, and notwithstanding anything in Section 3 (a) (v) hereof to the contrary, Senior Agent on behalf of the Senior Lenders, shall give Junior Agent written notice of any such request (together with a good faith calculation of the purchase price to be paid by Junior Agent should it elect to exercise its rights hereunder), not less than 2 Business Days prior to consenting to such request, Senior Lenders will not give their consent to such sale or other disposition, if Senior Agent receives, on or before the second Business Day following the date such written notice is given, a written notice from Junior Agent (the “Committed Buy-out Notice”) pursuant to which the Junior Agent irrevocably commits to acquire (either for its own account or on behalf of one or more Junior Creditors) all (but not less than all) of all remaining right, title, and interest of the Senior Lenders and all parties that are successors to or assignees of the Senior Lenders, or either of them, in and to the Senior Loan Obligations owing under the Senior Loan Documents, the Commitments, and the Senior Loan Documents. In the event that the Junior Agent elects to acquire all (but not less than all) of all remaining right, title, and interest of the Senior Agent and all other Lenders that are successors to or assignees of the Senior Agent in and to the Senior Loan Obligations owing under the Senior Loan Documents, the Commitments, and the Senior Loan Documents, (i) Senior Agent shall have the right, but not the obligation (other than as set forth in the immediately following clause), to resign under Section 16.9 of the Loan Agreement without providing the 45 day notice required therein, and (ii) and the Junior Agent shall have the right, but not the obligation, to require Senior Agent to resign under Section 16.9 of the Loan Agreement without providing the 45 day notice required therein; in each case, effective immediately upon the receipt by the Senior Lenders and Senior Agent of written notice by the Junior Agent of the exercise by the Junior Agent of such right to acquire such remaining right, title, and interest in and to the Senior Loan Obligations owing under the Senior Loan Documents, the Commitments, and the Senior Loan Documents (and, if applicable, such right to require Senior Agent to resign).

(b) Upon the receipt by the Senior Agent of the Committed Buy-out Notice, the Junior Agent shall be irrevocably committed to acquire from Senior Lenders (and all other Lenders that are successors or assignees of the Senior Lenders), and the Senior Lenders (and all other Lenders that are successors or assignees of the Senior Lenders) shall irrevocably be committed to sell, within 3 Business Days following such receipt, all (but not less than all) of the remaining right, title, and interest of the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) in and to the Senior Loan Obligations owing under the Senior Loan Documents, the Commitments, and the Senior Loan Documents by paying to the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) in cash a purchase price equal to: (y) 100% of the then outstanding Senior Loan Obligations owing under the Senior Loan Documents (including, without limitation, principal, interest accrued and unpaid thereon, any unpaid fees and premiums to the extent earned, accrued, or due and payable in accordance with the Senior Loan Agreement (including, without limitation, annual facility fees, unused line fees, float charges, anniversary fees, and collateral management fees), expenses to the extent earned or due and payable in accordance with the Senior Loan Agreement (including the reimbursement of extraordinary expenses, financial examination expenses, and loan documentation review charges); plus an amount equal to the Applicable Prepayment Premium (as if all Senior Loan Obligations owing under the Senior Loan Documents were repaid in full and the Senior Loan Agreement was terminated as of the date payment of the purchase price from Junior Agent is due); whereupon the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) shall assign to the Junior Agent, without any representation, recourse, or warranty whatsoever, all of their respective right, title, and interest with respect to the Senior Loan Obligations owing under the Senior Loan Documents, the Commitments, and the Senior Loan Documents, at no additional expense to the Junior Agent other than the reimbursement by the Junior Agent of the reasonable out-of-pocket expenses of the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) and the reasonable fees and expenses of legal counsel in connection with documenting and effecting such assignment and in connection with the related delivery to the Junior Agent of the original Senior Loan Documents in the possession of the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders), and, in connection with such assignment, the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) shall deliver to the Junior Agent any original Senior Loan Documents and any Collateral in their possession and execute such other documents, instruments, and agreements reasonably necessary to effect such assignment, whereupon the Senior Lenders (and all other Lenders that are successors to or assignees of the Senior Lenders) shall be relieved from any further duties, obligations, or liabilities to the Junior Creditors pursuant to this Agreement. The Obligors, jointly and severally, shall reimburse the Junior Creditors for any expenses, costs and fees of the Senior Lenders reimbursed by any Junior Creditor in connection with the foregoing assignment and for the reasonable out-of-pocket expenses of the Junior Creditors and Junior Agent and the reasonable fees and expenses of legal counsel in connection with documenting and effecting such assignment, and, in connection with such assignment.

12.                                 Powers Coupled With An Interest.

(a) All powers, authorizations, and agencies contained in this Agreement are coupled with an interest and are irrevocable until either the Senior Loan Obligations or the Junior Obligations are paid in full.

(b) Senior Agent and Junior Agent are hereby authorized to demand specific performance of the provisions of this Agreement when any party hereto has failed to comply with any terms or provisions hereof, and each party waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

13.           Notices. (i) All notices, requests and demands to or upon Senior Agent, Parent or its Subsidiaries to be effective shall be made in accordance with the provisions of the Senior Loan Agreement, and (ii) all notices, requests, and demands to or upon the Junior Agent to be effective shall be made in accordance with the provisions of the Forbearance Agreement.

14.           Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts (including by facsimile transmission), each of which shall constitute an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15.           Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.          Integration. This Agreement constitutes the entire agreement of the parties hereto concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. The parties hereto agree that the terms of this Agreement shall govern and control in the event, and to the extent, of any inconsistency between the terms of this Agreement and either of the Senior Loan Documents or the Junior Credit Documents.

17.           Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

18.           Amendments in Writing; Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed and delivered by each member of the Senior Lender Group and Junior Agent; it being expressly understood and agreed that the execution and delivery of such instrument by Borrowers shall not be required unless it creates additional burdens or obligations on Borrowers.

(b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. No failure to exercise, nor any delay in exercising, on the part of Senior Agent, any right, power or privilege hereunder or under any Senior Loan Document shall operate as a waiver thereof. No failure to exercise, nor any delay in exercising, on the part of Junior Agent, any right, power or privilege hereunder or under any Junior Credit Document shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

19.           Successors and Assigns.

(a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns to the same extent as if any such successor or assign was an original party hereto.

(b) In the event the Senior Loan Obligations are paid in full as a result of a replacement, refinancing or refunding of the Senior Loan Obligations, the lenders under any such new credit facility or facilities shall be entitled (without any action by any party hereto) to succeed to the benefits of the subordination of the Junior Creditor Liens to the extent afforded to the Senior Lender Group, as set forth herein, so long as such lenders agree to be bound by the provisions of this Agreement. In furtherance thereof, each Junior Creditor agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who causes the Senior Loan Obligations to be paid in full, whether such successor financing, refinancing or replacement occurs by transfer, assignment, “takeout”, or any other means or vehicle.

(c) In the event the Junior Obligations are sold, assigned or otherwise disposed, the assignees of such Junior Obligations shall be entitled (without any action by any party hereto) to succeed to the benefits of this Agreement to the extent afforded to the Junior Agent and the Junior Creditors, as set forth herein, so long as such assignees agree to be bound by the provisions of this Agreement. In furtherance thereof, each member of the Senior Lender Group agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who purchases the Junior Obligations.

20.          Expenses.

(a) Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Senior Lender Group, including the reasonable fees, charges, and disbursements of counsel for the Senior Lender Group in connection with the preparation and administration of this Agreement, and (ii) all reasonable out-of-pocket expenses incurred by the Senior Lender Group, including the reasonable fees, charges and disbursements of any counsel for the Senior Lender Group, in connection with the enforcement or protection of any rights under this Agreement.

(b) Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by Junior Agent and Junior Creditors, including the reasonable fees, charges, and disbursements of counsel for Junior Agent and Junior Creditors in connection with the preparation and administration of this Agreement, and (ii) all reasonable out-of-pocket expenses incurred by Junior Agent and Junior Creditors, including the reasonable fees, charges and disbursements of any counsel for Junior Agent and Junior Creditors, in connection with the enforcement or protection of any rights under this Agreement.

(c) Without limiting the indemnity obligations of any Borrower under the Senior Loan Documents or any indemnity obligations of any Borrower under the Junior Credit Documents, Borrowers shall pay, indemnify, and hold each member of the Senior Lender Group and each Junior Creditor (each such Person, an “Indemnitee”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort, or on any other ground), judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including without limitation fees, reasonable fees and disbursements of any counsel for any Indemnitee) arising out of, in connection with, or as a result of (i) the execution and delivery of this Agreement by Parent and Borrowers, or (ii) any action taken or omitted to be taken by Parent or any Borrower with respect to this Agreement, provided that such indemnity under clauses (i) and (ii) above shall not be available to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

21.           Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder shall be brought in any state or federal court of competent jurisdiction in the State of New York, County of New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.

22.           NO JURY TRIAL.  EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FOOTHILL CAPITAL CORPORATION,
a California corporation, as Senior Agent and as a Senior Lender

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	VICE PRESIDENT

ABLECO FINANCE LLC,
a Delaware limited liability company, as a Senior Lender and on behalf of its affiliate assigns

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Vice President

FLEET BUSINESS CREDIT LLC,
a Delaware limited liability company, as Junior Agent and as a Junior Creditor

By:	/s/ Mark A. Holmes
Name:	Mark A. Holmes
Title:	First V. P.

SILICON VALLEY BANK,
a California state bank, as a Junior Creditor

By:	/s/ C. D. Lemay
Name:	C. D. Lemay
Title:	Senior Vice President

WELLS FARGO HSBC TRADE BANK, N.A.
a National Banking Association,
as a Junior Creditor

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	VP

PEREGRINE SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO

PEREGRINE REMEDY, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

HARBINGER HOLDINGS, INC.,
a California corporation

By:
Name:
Title:

PEREGRINE E-MARKETS, INC.,
a Delaware corporation

By:
Name:
Title:

TELCO RESEARCH CORPORATION,
a Tennessee corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

PEREGRINE CONNECTIVITY, INC.,
a Georgia corporation

By:
Name:
Title:

PEREGRINE DIAMOND. INC,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

PEREGRINE CALIFORNIA PADRES, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

PEREGRINE ONTARIO BLUE JAYS, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

BALLGAME ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

OCTOBER ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

PEREGRINE BODHA, INC.,
a Delaware corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

PEREGRINE FEDERAL SYSTEMS, INC.,
an Illinois corporation

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	CEO and PRESIDENT

LORAN NETWORK SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	DIRECTOR

PEREGRINE SYSTEMS OF CANADA, INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

PEREGRINE NOVA SCOTIA COMPANY,
a Nova Scotia unlimited liability company

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

PEREGRINE SYSTEMS LTD.,
a corporation organized under the laws of Ontario

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

PEREGRINE OTTAWA NOVA SCOTIA COMPANY,
a Nova Scotia unlimited liability company

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

PEREGRINE NETWORKS CANADA INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

LORAN INTERNATIONAL TECHNOLOGIES INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

LORAN NETWORK SYSTEMS INC.,
a corporation organized under the laws of Canada

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

EXTRICITY (CANADA) CORP.,
a Nova Scotia unlimited liability company

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT

REMEDY CANADA LTD.,
a corporation organized under the laws of Ontario

By:	/s/ Gary G. Greenfield
Name:	GARY G. GREENFIELD
Title:	PRESIDENT